                                                                 EXHIBIT 10 (ii)


                            HEWLETT-PACKARD COMPANY
          INCENTIVE STOCK PLAN STOCK OPTION AGREEMENT (NON-QUALIFIED)

  THIS AGREEMENT, dated July 17, 1999 ("Grant Date") by and between HEWLETT-PACKARD COMPANY, a Delaware corporation ("Company"), and 00547500 Carleton S. Fiorina ("Employee"), is entered into as follows:

                                  WITNESSETH:

  WHEREAS, the Company has established the Hewlett-Packard Company 1995 Incentive Stock Plan ("Plan"), a copy of which can be found on the Stock Options Web Site at: http://hpweb.corp.hp.com/publish/hwp/stock/stok_opt.htm or by written or telephonic request to the Company Secretary, and which Plan made a part hereof; and

  WHEREAS, the Compensation Committee of the Board of Directors of the Company ("Committee") determined that the Employee be granted an option under the Plan as reflected in the terms and conditions contained in the Employment Agreement by and between the Employee and the Company made as of July 17, 1999 (the "Employment Agreement") and as hereinafter set forth;

  NOW THEREFORE, the parties hereby agree that in consideration of services to be rendered, the Company grants the Employee an option ("Option") to purchase 600,000 shares of its $1.00 par value voting common stock of the Company ("Stock") upon the terms and conditions set forth herein.

1. This Option is granted under and pursuant to the Plan and is subject to each and all of the provisions thereof.

2. The Option price shall be $113.03 per share of Stock.

3. Except as may be provided in this Paragraph 3, this Option is not transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable only by the Employee during her lifetime. Except as may be provided in this Paragraph 3, this Option may not be transferred, assigned, pledged or hypothecated by the Employee during her lifetime, whether by operation of law or otherwise, and is not subject to execution, attachment or similar process. The Employee may transfer this Option (to the extent vested) consistent with the rules for transfers to "family members" as defined in Form S-8 of the Securities Act of 1933, as amended; provided, however, that any such transfer shall comply with all procedural rules reasonably established by the Committee.

4. This Option shall become exercisable as to 25% of the Stock subject to such Option on the first anniversary date of the Grant Date, and as to an additional 25% on each succeeding anniversary date, so as to be 100% vested on the fourth anniversary thereof, conditioned upon the Employee's continued employment with the Company as of each vesting date. Notwithstanding the foregoing, this Option shall become exercisable as to:

   (a) 100% of the then unvested Stock subject to this Option upon the termination of the Employee's employment due to a "Disability Termination" (as defined in the Employment Agreement), death or retirement due to age or permanent and total disability;

   (b) 50% of the then unvested Stock subject to this Option upon the Employee's voluntary termination of employment for "Good Reason" (as defined in the Employment Agreement) or involuntary termination by the Company other than for "Cause" (as defined in the Employment Agreement); provided, however, that if such termination takes place in contemplation of, at the time of, or within two (2) years after a Change of Control (as defined in the Employment Agreement), this Option shall become exercisable in full, except that if such Change of Control occurs within one (1) year after the Grant Date (i) such full vesting shall not occur, and (ii) the additional vesting beyond that occurring upon the Change of Control under sub-paragraph (c) below shall not occur if the termination is at the time or within three (3) months after the Change of Control; or

   (c) 50% of each vesting tranche of the then unvested Stock subject to this Option in the event of a Change of Control.

   Following such partial acceleration of this Option as provided in Paragraphs 4(b) or (c), the remaining unvested Stock subject to this Option shall continue to vest as otherwise provided in this Agreement.

5. This Option will expire ten (10) years from the date hereof, unless sooner terminated or canceled in accordance with the provisions of the Plan and this Agreement. This means that the Option must be exercised, if at all, on or before July 16, 2009.

6. This Option may be exercised by delivering to the Secretary of the Company at its head office a written notice stating the number of shares of Stock as to which the Option is exercised; provided, however, that no such exercise shall be with respect to fewer than twenty-five (25) shares or the remaining shares covered by the Option if less than twenty-five. The written notice must be accompanied by the payment of the full Option price of such shares. Payment may be by:

   (a)  Cash;

   (b)  Shares of Stock owned for at least six (6) months;

   (c) Delivery of the Employee's promissory note ("Note") in the form attached hereto as Exhibit A bearing interest at the "applicable federal
                  ---------
        rate" prescribed under the Internal Revenue Code of 1986, as amended and its regulations at time of purchase and secured by a pledge of the Stock purchased by the Note pursuant to the Security Agreement attached hereto as Exhibit B; or
           ---------
   (f)d Consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

   (e) A combination thereof; provided, however, that any payment in Stock or by delivery of a Note shall be in strict compliance with all procedural rules established by the Committee.

7. All rights of the Employee in this Option, to the extent that it has not been exercised, shall terminate upon the death of the Employee (except as hereinafter provided) or termination of her employment for any reason other than retirement due to age or permanent and total disability, a Disability Termination, termination by the Company without Cause, or voluntary termination by the Employee for Good Reason, except as provided in Paragraph 4(b) with regard to the contemplation of a Change of Control. In the event of the Employee=s retirement due to age or permanent and total disability, the Employee may exercise the Option within three (3) years after such retirement. In the event of the Employee's termination of employment due to a Disability Termination (other than due to a permanent and total disability), termination by the Company without Cause, or voluntary termination by the Employee for Good Reason, the Employee may exercise the Option within one (1) year after such termination. In the event of the Employee's death, her legal representative or designated beneficiary shall have the right to exercise all or a portion of the Employee's right under this Option. The representative or designee must exercise the Option within one (1) year after the death of the Employee, and shall be bound by the provisions of the Plan. In all cases, however, the Option will expire no later than the expiration date set forth in Paragraph 5.

8. The Employee shall remit to the Company payment for all applicable withholding taxes and required social security contributions at the time the Employee exercises any portion of this Option. The Employee may elect to satisfy such withholding tax obligation by having the Company retain Stock having a fair market value equal to the Company's minimum withholding obligation.

9. Neither the Plan nor this Agreement nor any provision under either shall be construed so as to grant the Employee any right to remain in the employ of the Company, and it is expressly agreed and understood that employment is terminable at the will of either party subject to the provisions of the Employment Agreement.


                                     HEWLETT-PACKARD COMPANY

                                     By  /s/ Susan P. Orr
                                         ----------------
                                         Susan P. Orr
                                         Chairman of the Compensation Committee

                                     By  /s/ Ann Baskins
                                         ---------------
                                         Ann Baskins
                                         Associate General Counsel

RETAIN THIS AGREEMENT FOR YOUR RECORDS

                                   Exhibit A
                                   ---------
                                      NOTE


     FOR VALUE RECEIVED, _____________________ promises to pay to HEWLETT-PACKARD COMPANY, a Delaware corporation (the "Company"), or order, the principal sum of _______________________ ($_____________), together with interest on the unpaid principal hereof from the date hereof at the rate of _______________ percent (____%) per annum, compounded semiannually.

     Principal and interest shall be due and payable on _______________, _____. Payment of principal and interest shall be made in lawful money of the United States of America.

     The undersigned may at any time prepay all or any portion of the principal or interest owing hereunder.

     This Note is subject to the terms of the Company's 1995 Incentive Stock Plan, the Incentive Stock Plan Stock Option Agreement (Non-Qualified) between the Company and the undersigned, dated as of July 17, 1999 and the Employment Agreement between the Employee and the Company made as of July 17, 1999. This
Note is secured in part by a pledge of the Company's $1.00 par value voting common stock ("Stock") under the terms of a Security Agreement of even date herewith and is subject to all the provisions thereof.

     The holder of this Note shall have full recourse against the undersigned, and shall not be required to proceed against the collateral securing this Note in the event of default.

     In the event the undersigned shall cease to be an employee of the Company for any reason, this Note shall, at the option of the Company, be accelerated, and the whole unpaid balance on this Note of principal and accrued interest shall be immediately due and payable.

     Should any action be instituted for the collection of this Note, the reasonable costs and attorneys' fees therein of the holder shall be paid by the undersigned.

Dated:_________________________     ______________________________________
                                    Signature
                                    ______________________________________
                                    Print Name

                                   EXHIBIT B
                                   ---------
                              SECURITY AGREEMENT


          This Security Agreement is made as of __________, _____ between HEWLETT-PACKARD COMPANY, a Delaware corporation ("Pledgee"), and
_________________________ ("APledgor").

                                   Recitals
                                   --------

          WHEREAS, pursuant to Pledgor's election to purchase shares of $1.00 par value voting common stock of the Company ("Stock") under the Option Agreement dated July 17, 1999 (the "Option Agreement"), between Pledgor and Pledgee under Pledgee's 1995 Incentive Stock Plan, and Pledgor's election under the terms of the Option Agreement to pay for such Stock with her promissory note (the "Note"), Pledgor has purchased _________ shares of Pledgee's Stock at a price of $________ per share, for a total purchase price of $__________. The Note and the obligations thereunder are as set forth in Exhibit A to the Option Agreement.

          NOW, THEREFORE, it is agreed as follows:

     1    Creation and Description of Security Interest.  In consideration of
          ---------------------------------------------
        the pursuant to the Delaware Commercial Code, hereby pledges all of such Stock (herein sometimes referred to as the "Collateral") represented by certificate number ______, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

          The pledged Stock (together with an executed blank stock assignment for use in transferring all or a portion of the Stock to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Option, and the Pledgeholder shall not encumber or dispose of such Stock except in accordance with the provisions of this Security Agreement.

     2. Pledgor's Representations and Covenants.  To induce Pledgee to enter
        ---------------------------------------
        into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

        (a) Payment of Indebtedness.  Pledgor will pay the principal sum of the
            -----------------------
            Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

        (b) Encumbrances.  The Stock is free of all other encumbrances, defenses
            ------------
            and liens, and Pledgor will not further encumber the Stock without the prior written consent of Pledgee.

        (c) Margin Regulations.  In the event that Pledgee's Stock is now or
            ------------------
            later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. Voting Rights.  During the term of this pledge and so long as all
        -------------
        payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the shares of Stock pledged hereunder.

     4. Stock Adjustments.  In the event that during the term of the pledge any
        -----------------
        stock dividend, reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security Agreement in the same manner as the Stock originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Stock" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5. Options and Rights.  In the event that, during the term of this pledge,
        ------------------
        subscription options or other rights or options shall be issued in connection with the pledged Stock, such subscription options or other rights or options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Stock then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Stock pledged.

     6. Default.  Pledgor shall be deemed to be in default of the Note and of
        -------
        this Security Agreement in the event:

           (a) Payment of principal or interest on the Note shall be delinquent for a period of 10 days or more; or

           (b) Pledgor fails to perform any of the covenants set forth in the Option or contained in this Security Agreement for a period of 10 days after written notice thereof from Pledgee.

           In the case of an event of default, as set forth above, Pledgee shall have the right to accelerate payment of the Note upon notice to Pledgor, and Pledgee shall thereafter be entitled to pursue its remedies under the Delaware Commercial Code.

     7. Release of Collateral.  Subject to any applicable contrary rules under
        ---------------------
        Regulation G, there shall be released from this pledge a portion of the pledged Stock held by Pledgeholder hereunder upon payments of the principal of the Note. The number of the pledged shares of Stock which shall be released shall be that number of full shares which bears the same proportion to the initial number of shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8. Withdrawal or Substitution of Collateral.  Pledgor shall not sell,
        ----------------------------------------
        withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. Term.  The within pledge of Stock shall continue until the payment of
        ----
        all indebtedness secured hereby, at which time the remaining pledged Stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

    10. Insolvency.  Pledgor agrees that if a bankruptcy or insolvency
        ----------
        proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

    11. Pledgeholder Liability.  In the absence of willful or gross negligence,
        ----------------------
        Pledgeholder shall not be liable to any party for any of his or her acts, or omissions to act, as Pledgeholder.

    12. Invalidity of Particular Provisions.  Pledgor and Pledgee agree that
        -----------------------------------
        the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

    13. Successors or Assigns.  Pledgor and Pledgee agree that all of the terms
        ---------------------
        of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

    14. Governing Law.  This Security Agreement shall be interpreted and
        -------------
        governed under the internal substantive laws, but not the choice of law rules, of California.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

     "PLEDGOR"                      ____________________________________________
                                    Signature
                                    ____________________________________________
                                    Print Name


     "PLEDGEE"
     HEWLETT-PACKARD COMPANY
                                    a Delaware corporation

                                    ____________________________________________
                                    Signature
                                    ____________________________________________
                                    Print Name
                                    ____________________________________________
                                    Title:


     "PLEDGEHOLDER"                 ____________________________________________
                                    Signature
                                    ____________________________________________
                                    Print Name
                                    ____________________________________________
                                    Title:  Secretary of HEWLETT-PACKARD COMPANY